Exhibit 8.1
SUBSIDIARIES OF THE REGISTRANT

Jurisdiction of
Name	Incorporation
Mitsui Sumitomo Insurance Company, Limited	Japan
Mitsui Sumitomo Kirameki Life Insurance Company, Limited	Japan
MITSUI SUMITOMO INSURANCE Venture Capital Company, Limited	Japan
MITSUI SUMITOMO INSURANCE Agency Service Company, Limited	Japan
MSK Marine Service Company, Limited	Japan
MITSUI SUMITOMO INSURANCE Claims Adjusting Company, Limited	Japan
MSK Anshin-Station Company, Limited	Japan
Mitsui Sumitomo Insurance Systems Company, Limited	Japan
MSK Information Service Company, Limited	Japan
MSK Building Service Company, Limited	Japan
MITSUI SUMITOMO INSURANCE Staffing Service Company, Limited	Japan
MITSUI SUMITOMO INSURANCE Care Network Company, Limited	Japan
Mitsui Sumitomo MetLife Insurance Company, Limited	Japan
AC Planning Company, Limited	Japan
MSK Insurance Center Company, Limited	Japan
MSK Research Institute Company, Limited	Japan
MSK Shoji Company, Limited	Japan
MITSUI SUMITOMO INSURANCE Loan Service Company, Limited	Japan
InterRisk Research Institute & Consulting,Inc.	Japan
MITSUI SUMITOMO INSURANCE C No.5 Investment Business Partnership	Japan
MITSUI SUMITOMO INSURANCE C No.6 Investment Business Partnership	Japan
MITSUI SUMITOMO INSURANCE C No.1 Venture Capital Investment Limited Partnership	Japan
MITSUI SUMITOMO INSURANCE C No.2 Venture Capital Investment Limited Partnership	Japan
MITSUI SUMITOMO INSURANCE C No.3 Venture Capital Investment Limited Partnership	Japan
MITSUI SUMITOMO INSURANCE C Academic Technology Investment Partnership	Japan
MITSUI SUMITOMO INSURANCE C Global Technology Venture Capital Investment Limited Partnership	Japan
MITSUI SUMITOMO INSURANCE C Campus No.1 Venture Capital Investment Limited Partnership	Japan
MITSUI SUMITOMO INSURANCE C 2005V Venture Capital Investment Limited Partnership	Japan
MSIVC Buyout Investment Limited Partnership	Japan
MITSUI SUMITOMO INSURANCE C Campus No.2 Venture Capital Investment Limited Partnership	Japan
MSIVC Campus No.3 Venture Capital Investment Limited Partnership	Japan
MSIVC 2008V Venture Capital Investment Limited Partnership	Japan
Inter Partner Assistance Japan, Ltd.	Japan
MSK Hontenkanri Company, Limited	Japan
American Appraisal Japan Co., Ltd.	Japan
Mitsui Direct General Insurance Company, Limited	Japan
Sumitomo Mitsui Asset Management Company, Limited	Japan
MS Insurance Planning Company, Limited	Japan
MS Sapporo Company, Limited	Japan
MS Chiba Company, Limited	Japan
MS Mie Company, Limited	Japan
MS Tokusima Company, Limited	Japan

Jurisdiction of
Name	Incorporation
MS Takanashi Insurance Service Company, Limited	Japan
MS Soutoku Company, Limited	Japan
MS Direct investment Agency Management Company, Limited	Japan
Mitsui Sumitomo Insurance USA Inc.	U.S.A.
Mitsui Sumitomo Insurance Company of America	U.S.A.
Mitsui Sumitomo Marine Management (U.S.A.), Inc.	U.S.A.
MSI Risk Management Services, Inc.	U.S.A.
Seven Hills Insurance Agency, LLC	U.S.A.
MSI Claims (USA), Inc.	U.S.A.
Taisho Realty America Corporation	U.S.A.
MSIG Holdings (Americas), Inc.	U.S.A.
Mitsui Sumitomo Insurance Company (Europe), Limited	U.K.
Mitsui Sumitomo Insurance (London) Limited	U.K.
Mitsui Sumitomo Insurance (London Management) Ltd	U.K.
MSI Corporate Capital Limited	U.K.
Mitsui Sumitomo Insurance Underwriting at Lloyd’s Limited	U.K.
MSIG Corporate Service (Europe) Limited	U.K.
MSIG Holdings (Europe) Limited	U.K.
MSIG German Services GmbH	Germany
Mitsui Sumitomo Insurance (Singapore) Pte Ltd	Singapore
MSI Management (Singapore) Pte Ltd	Singapore
MS Frontier Reinsurance Limited	Bermuda
SPAC Insurance (Bermuda) Limited	Bermuda
Mitsui Sumitomo Insurance Company (Hong Kong), Limited	Hong Kong
Oriental Management Services Limited	Hong Kong
M & H Insurance Agency Limited	Hong Kong
MSI Do Brasil Ltda	Brazil
Mitsui Sumitomo Reinsurance Limited	Ireland
PT. Asuransi MSIG Indonesia	Indonesia
PT. Auto Management Services	Indonesia
Mitsui Sumitomo Seguros S/A.	Brazil
Interisk Asia Pte Ltd	Singapore
Interisk Global Management (Bermuda) Limited	Bermuda
MSI Holding (Thailand) Company Limited	Thailand
MSI Adjusting (Thailand) Co., Ltd.	Thailand
MSI Risk Consultancy Services (Malaysia) Sdn Bhd	Malaysia
Calm Sea Service Company Limited	Thailand
MSIG Insurance (Malaysia) Bhd.	Malaysia
Asia Insurance (Cambodia) Plc.	Cambodia
Westwacker Holdings LLC	U.S.A.
Westwacker K-Parcel LLC	U.S.A.
Sumitomo Mitsui Asset Management (New York) Inc.	U.S.A.
Sumitomo Mitsui Asset Management (London) Limited	U.K.
Sumitomo Mitsui Asset Management (Hong Kong) Limited	Hong Kong
Sansei Capital Management Cayman Ltd.	Cayman
SLI Cayman Limited	Cayman
MBTS Life Insurance Broker Co., Ltd.	Thailand
BPI/MS Insurance Corporation	The Philippines

Jurisdiction of
Name	Incorporation
MBTS Broking Services Company Limited	Thailand
FLT Prime Insurance Corporation	The Philippines
Arab Japanese Insurance Company Ltd. E.C.	Bahrain
United Insurance Company of Vietnam	Vietnam
Philippine Charter Insurance Corporation	The Philippines
Cholamandalam MS General Insurance Company Limited	India
MSIG Holdings (Asia) Pte. Ltd.	Singapore
MSIG Insurance (Singapore) Pte. Ltd.	Singapore
MSIG Insurance (Thailand) Co., Ltd.	Thailand
Ueang Mai Co., Ltd.	Thailand
Yardhimar Company Limited	Thailand
MSIG Insurance (Hong Kong) Limited	Hong Kong
PT. PAI Insurance	Indonesia
MSIG Berhad	Malaysia
Cholamandalam MS Risk Services Limited	India
Thousand Fortune Islands Corporation	Cayman
MSIG Mingtai Insurance Co., Ltd.	Taiwan
MSC Corporation	Cayman
MSI GuaranteedWeather LLC	U.S.A.
MSI GuaranteedWeather Trading Limited	Bermuda
Mitsui Sumitomo Insurance (China) Company Limited	People’s Republic of China
SMA MSI AS	Norway